     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 5, 2001

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                                  AMSURG CORP.
             (Exact name of Registrant as specified in its charter)
                             ---------------------

                  TENNESSEE                                     62-1493316
       (State or other jurisdiction of                       (I.R.S. Employer
       incorporation or organization)                       Identification No.)

                           20 BURTON HILLS BOULEVARD
                              NASHVILLE, TN 37215
                                 (615) 665-1283
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------
                                KEN P. MCDONALD
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  AMSURG CORP.
                           20 BURTON HILLS BOULEVARD
                              NASHVILLE, TN 37215
                                 (615) 665-1283
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                                   COPIES TO:

                CYNTHIA Y. REISZ                                       FREDERICK W. KANNER
             BASS, BERRY & SIMS PLC                                   DEWEY BALLANTINE LLP
        315 DEADERICK STREET, SUITE 2700                           1301 AVENUE OF THE AMERICAS
           NASHVILLE, TENNESSEE 37238                             NEW YORK, NEW YORK 10019-6092
                 (615) 742-6200                                          (212) 259-8000

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act"), check the following box. [ ]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------
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           TITLE OF EACH CLASS                                   PROPOSED MAXIMUM     PROPOSED MAXIMUM
           OF SECURITIES TO BE                AMOUNT TO BE      OFFERING PRICE PER   AGGREGATE OFFERING       AMOUNT OF
               REGISTERED                    REGISTERED(1)            SHARE                PRICE         REGISTRATION FEE(2)
-----------------------------------------------------------------------------------------------------------------------------
Class A Common Stock, no par value, and
  associated rights to purchase Series C
  Junior Participating Preferred Stock...       460,000               $18.00             $8,280,000             $2,070
-----------------------------------------------------------------------------------------------------------------------------
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

(1) Includes up to 60,000 shares of Class A Common Stock which the Underwriters have the option to purchase to cover over-allotments, if any.
(2) Calculated pursuant to Rule 457 based on the offering price of the securities registered.

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
                EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

         This registration statement is being filed with respect to the registration of additional shares of Class A Common Stock of AmSurg Corp. (the "Company"), a Tennessee corporation, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-3 filed by the Company with the Securities and Exchange Commission (File No. 333-56982) pursuant to the Securities Act of 1933, as amended, is incorporated by reference in this Registration Statement.

         The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf of the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on this 5th day of April, 2001.

                                       AMSURG CORP.

                                       By: /s/ KEN P. MCDONALD
                                         ---------------------------------------
                                           Ken P. McDonald
                                           President and Chief Executive Officer

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                       SIGNATURE                                         TITLE                     DATE
                       ---------                                         -----                     ----
/s/ KEN P. MCDONALD                                       President and Chief Executive        April 5, 2001
--------------------------------------------------------  Officer (Principal Executive
Ken P. McDonald                                           Officer)

/s/ CLAIRE M. GULMI                                       Senior Vice President, Chief         April 5, 2001
--------------------------------------------------------  Financial Officer and Secretary
Claire M. Gulmi                                           (Principal Financial and Accounting
                                                          Officer)

*                                                         Chairman of the Board                April 5, 2001
--------------------------------------------------------
Thomas G. Cigarran

*                                                         Director                             April 5, 2001
--------------------------------------------------------
James A. Deal

*                                                         Director                             April 5, 2001
--------------------------------------------------------
Steven I. Geringer

*                                                         Director                             April 5, 2001
--------------------------------------------------------
Debora A. Guthrie

*                                                         Director                             April 5, 2001
--------------------------------------------------------
Henry D. Herr

*                                                         Director                             April 5, 2001
--------------------------------------------------------
Bergein F. Overholt, M.D.

*By /s/ KEN P. MCDONALD
----------------------------------------------------
Ken P. McDonald
As Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
----------------------------------------------------------------------
    5     Opinion of Bass, Berry & Sims PLC
   23.1   Consent of Independent Auditors -- AmSurg Corp.
   23.2   Consent of Independent Auditors -- PRG Surgery Centers
   23.3   Consent of Bass, Berry & Sims PLC (included in Exhibit 5)
  *24     Power of Attorney (included in signature page)

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 * Incorporated by reference from the Registrant's Registration Statement on
   Form S-3 (file No. 333-56982)